SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 9, 2001
(Date of Report)

              CACI International Inc
(Exact name of registrant as specified in its Charter)

                         Delaware
(State or other jurisdiction of incorporation)

              0-8401
(Commission File Number)

                54-1345888
(IRS Employer Identification No.)

1100 N. Glebe Road
                Arlington, Virginia 22201
(Address of principal executive offices)(ZIP code)

                         (703) 841-7800
(Registrant's telephone number, including area code)

ITEM 9:   REGULATION FD DISCLOSURE

In response to the Security and Exchange Commission's relatively recent adoption of Rule 10b5-1 under the Securities Exchange Act of 1934, the Board of Directors of CACI International Inc (the "Company") has taken official notice that officers, directors and other insiders may enter into trading plans or arrangements for systematic trading in the Company's securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACI International Inc

Registrant

By:	/s/ Jeffrey P. Elefante

Jeffrey P. Elefante Executive Vice President, General Counsel and Secretary